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                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation of our report dated February 17, 1998 with respect to the consolidated balance sheets of McClurg Court Associates Limited Partnership as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in partners' capital and cash flows for the years then ended, which report appears in the Form 8-K/A for Charles E. Smith Residential Realty, Inc. dated April 17, 1998 filed with the Securities and Exchange Commission.


                              /s/ ALTSCHULER, MELVOIN & GLASSER LLP






Chicago, Illinois
April 17, 1998